Exhibit 21

Marriott International, Inc.

Foreign Subsidiaries – Country of Incorporation

Country: Anguilla

The Ritz-Carlton Hotel Company Ltd. (Anguilla Branch)

Country: Antigua and Barbuda

The Ritz-Carlton Hotel Company of Antigua Limited

Country: Argentina

Marriott Argentina S.A.
Marriott Argentina Licensing Company S.A.
Marriott International Hotels, Inc. (Argentina Branch)

Country: Armenia

Marriott Hotels International B.V. (Armenia Branch)

Country: Aruba

Aruba Surf Club N.V.
Cooperative Vereniging Marriott Vacation Club International of Aruba
Costa Del Sol Development Company N.V.
Marriott Aruba Licensing Company AVV
Marriott Aruba N.V.
Marriott Resorts Hospitality of Aruba N.V.
Marriott Vacation Club International of Aruba, N.V.
MVCI Finance CV
Plant Hotel N.V. (Joint Venture)
The Ritz-Carlton Hotel Company of Aruba N.V.
The Ritz-Carlton Hotel Holding Company of Aruba N.V.

Country: Australia

158 Ferny Avenue Pty Limited (Joint Venture)
30 Pitt Street Pty Limited (Joint Venture)
515 Queen Street PTY LTD (Joint Venture)
Hotel Holdings and Services (Joint Venture)
Lonex Pty Limited (Joint Venture)
Marriott International Management Company B.V. (Australian Branch)
Mirmar Hotels Pty Limited (Joint Venture)
Renaissance Services B.V. (Australian Branch)
The Ritz-Carlton Hotel Company, L.L.C. (Australia Branch)

Country: Austria

Design Center Linz Betriebsgesellschaft mbH (Joint Venture)
Graz Marriott Hotelmanagement GmbH
Marriott Hotel- Betriebsgesellschaft, mbH
Marriott Vacation Club Timesharing GmbH

Country: Bahamas

Marriott Ownership Resorts (Bahamas) Limited
Marriott Resorts Hospitality (Bahamas) Limited
New World Hotels (Bahamas) Limited
RC Management Company Bahamas Limited
RC Rose Island Hotel Company Limited
The Abaco Club RC, Ltd. (Joint Venture)
The Ritz-Carlton Hotel Company, Ltd. (Registration in the Bahamas)

Country: Bahrain

Renaissance Services B.V. (Bahrain Representative Office)

Exhibit 21

Marriott International, Inc.

Foreign Subsidiaries – Country of Incorporation

Country: Belgium

Marriott Hotels International B.V. (Brussels Branch)
Marriott Hotels International Limited (Belgium Branch)
Parnasse Square Invest N.V.
Renaissance Hotels International B.V. (Belgium Branch)
Renaissance Hotels International, S.A.
Renthotel Brussels N.V.

Country: Bermuda

Adamar International Lodging, Ltd.
CL International Insurance Company Ltd.
Crest Management Services, Limited
Marriott International Lodging, Ltd.
Marriott International Services, Ltd.
Renaissance International Lodging Ltd.
The Ritz-Carlton Hotel Company, Ltd.

Country: Brazil

Mar Hoteis de Sao Paulo Ltda.
Marriott do Brasil Hotelaria Ltda.
Operadora Sao Paulo Renaissance Ltda.
Renaissance do Brasil Hoteleria Ltda.
RHI do Brasil Hotelaria Ltda.
Rochapora Desenvolvimento Imobilliario S/C Ltda.
Sao Paulo Alphaville Marriott Ltda.

Country: Canada

111993 Ontario Inc.
1715246 Ontario Inc.
Marriott Hotels of Canada Ltd.
Marriott Lodging (Canada) Ltd.
MCL Hotel Corporation
Ritz Carlton Holdings Canada ULC
The Ritz-Carlton Hotel Company of Canada, Ltd.
Toronto Hotel Land Holding Ltd.

Country: Cayman

Marriott Cayman Islands Licensing Company I, Ltd.
Marriott Cayman Islands Licensing Company II, Ltd.
Marriott Cayman Islands Licensing Company III, Ltd.
Marriott Cayman Islands Licensing Company IV, Ltd.
Marriott Cayman Islands Licensing Company IX, Ltd.
Marriott Cayman Islands Licensing Company V, Ltd.
Marriott Cayman Islands Licensing Company VI, Ltd.
Marriott Cayman Islands Licensing Company VII, Ltd.
Marriott Cayman Islands Licensing Company VIII, Ltd.
Marriott Cayman Islands Licensing Company X, Ltd.
Marriott International Lodging, Ltd. (Cayman Islands Branch)
MI Investments I Ltd.
RC Hotel Holding Company Limited (Cayman Islands Branch)
Renaissance Caribbean Limited
The Ritz-Carlton Hotel Company of the Cayman Islands, Ltd.

Exhibit 21

Marriott International, Inc.

Foreign Subsidiaries – Country of Incorporation

Country: Chile

Hoteles de Chile S.A.
Hoteles de Chile S.A. (Joint Venture)
Inversiones Hoteleras S.A. - (Joint Venture)
Inversiones Hoteleras S.A. (Joint Venture)
Marriott Chile Licensing Company Limitada
Marriott Chile S.A.
Marriott Inversiones y Servicios Limitada
MORI Chile S.A.
The Ritz-Carlton Hotel Company of Chile Limitada
The Ritz-Carlton Inversiones Limitada

Country: China

Marriott Asia Pacific Management Limited (Beijing, China Branch - Rep. Office)
Marriott Management (Shanghai) Company, Limited

Country: Costa Rica

Hotelera Cali, S.A. (Joint Venture)
Marina de Herradura, S.A. (Joint Venture)

Country: Czech Republic

Gestin Holding, AG (Joint Venture)
Marriott Hotels International B.V. (Czech Branch)
Marriott International Hotels, Inc. (Czech Republic Branch)
Penta Hotel Management GmbH (Czech Branch)
Renaissance Hotels International B.V. (Czech Branch)

Country: Denmark

Hotelinvest Kalvebod A/S - (Joint Venture)
Marriott Hotels Denmark A/S
Marriott Hotels International Limited (Denmark – Representative Office)

Country: Dominican Republic

Marriott Hotels International B.V. (Dominican Republic Branch)
Transamerican Hoteles, S.A.

Country: Ecuador

Amazonas H.O.T. S.A. (Joint Venture)
Marriott Ecuador Licensing Company MLC S.A.

Country: Egypt

Marriott Hotels International (Egypt) B.V. (Egypt Branch)
Marriott Hotels International B.V. (Egypt Branch)
Marriott Hurghada Management, Inc. (Egypt Branch)
Marriott Mirage City Management, Inc. (EgyptBranch)
Marriott Sharm El Sheikh Management (Egypt Branch)
Renaissance Hotels International B.V. (Egypt Branch)
Renaissance Services B.V. (Representative Office in Egypt)
The Ritz-Carlton Hotel Company, L.L.C. (Egyptian Branch)

Country: El Salvador
Marriott International, Inc. (El Salvador Branch)

Exhibit 21

Marriott International, Inc.

Foreign Subsidiaries – Country of Incorporation

Country: France

Lyon Real Estate Company SAS
Marriott de Gestion Hoteliere SAS
Marriott France Group Companies SAS
Marriott Hotels International Limited (French Branch - Liaison Office)
Marriott Management France SAS
Marriott Martinique SAS
MVCI France SAS
MVCI Holidays France SAS
Paris Arcueil Real Estate Company SAS
Paris St. Denis Pleyel Real Estate Company SAS
Ramcap SAS
Renaissance La Defense Management SAS
Renaissance Plaza Vendome Management SAS
Renthotel Paris SAS
Roissy CYBM SAS
Roissy Hotels S.A.R.L.
Saint-Jacques Hotel et Congres SAS
St. Jacques Paris Hotel Holding Company SAS
Toulouse Operating Company SAS
Toulouse Real Estate Company SAS
Wagram Paris Management Company SAS

Country: Germany

Berlin Marriott Hotelmanagement GmbH
Bremen Marriott Hotelmanagement GmbH
Cologne MH Operating Company GmbH
Dusseldorf RC Operating Company GmbH
Frankfurt Marriott Hotelmanagement GmbH
Hamburg Marriott Hotelmanagement GmbH
Leipzig Marriott Hotelmanagement GmbH
Marriott Hotel Holding GmbH
Marriott Hotelmanagement GmbH
Middle Ring Properties GmbH Hotelbetriebsgesellschaft
Munich CY Schwalther Operating Company GmbH
MVCI Holidays GmbH
Penta Hotel Managementgesellchaft mbH
The Ritz-Carlton Hotel Company (Berlin) GmbH
The Ritz-Carlton Hotel Company of Germany, GmbH
The Ritz-Carlton Hotel Management GmbH

Country: Greece

Marriott Hotels Hellas, S.A.

Country: Guam

Guam Acquisition Company, LLC
Guam TAC 2003-1 LLC
International Hotel Licensing Company S.A.R.L. (Guam Branch)

Country: Guatemala

Marriott Guatemala Licensing S.A .

Exhibit 21

Marriott International, Inc.

Foreign Subsidiaries – Country of Incorporation

Country: Honduras

Marriot De Honduras, Sociedad de Responsabilidad Limitada

Country: Hong Kong

Club Resorts (Thailand) Holdings Limited
Courtyard China Hotels Limited
Marriott Asia Pacific Management Limited
Marriott Hong Kong Limited
Marriott International Development, Limited
Marriott Properties (International) Limited
MVCI Asia Pacific Finance Pte. Limited
Renaissance Hotels International Limited
Renaissance Hotels Limited
Renaissance Management Hong Kong Limited
The Ritz-Carlton Hotel Company Sales and Marketing B.V. (Hong Kong Branch)
The Ritz-Carlton Limited

Country: India

Marriott Hotels India Private Limited
Marriott Hotels International Limited (India Branch)

Country: Indonesia

P.T. Luxury Hotels International Indonesia
P.T. Marriott International Indonesia
P.T. The Ritz-Carlton Indonesia

Country: Ireland

Marriott (Ireland) Investments Limited
Marriott Hotels International B.V. (Ireland Branch)
Marriott Hotels International Limited (Irish Branch)
MVCI Ireland Ltd.
MVCI Irish Holding Company Limited
MVCI Services Limited
The Ritz-Carlton Hotel Company B.V. (Ireland Branch)
Torriam Hotel Operating Company Limited

Country: Italy

Bulgari Hotels and Resorts Milano, S.r.l.
Luxury Hotels International Management Company B.V. (Italy Branch)
MVCI Holidays S.r.l.

Country: Jamaica

The Ritz-Carlton Hotel Company of Jamaica Limited

Country: Japan

Marriott Asia Pacific Management Ltd. (Japan Branch)
Marriott Terminal Services Co. Ltd. (Joint Venture)
Renaissance Services B.V. (Tokyo, Japan Branch)
The Ritz-Carlton Hotel Company Sales and Marketing (Tokyo, Japan Branch)
The Ritz-Carlton Japan, Inc.
The Ritz-Carlton Property Management Company (Tokyo), Ltd.

Country: Jersey, Channel Islands

Marriott European Holdings Limited - (Joint Venture)

Exhibit 21

Marriott International, Inc.

Foreign Subsidiaries – Country of Incorporation

Country: Jordan

Business Tourism Company LLC - (Joint Venture)
Marriott Hotels International B.V. (Jordan Branch)
Marriott International Hotels, Inc. (Jordan Branch)
Marriott Worldwide Corporation (Jordan Branch)

Country: Kazakhstan

Marriott Hotels International B.V. (Kazakhstan Branch)
Renaissance Hotels International B.V. (Kazakhstan Branch)

Country: Kuwait

Kuwait National Hotel & Tourism Company - (Joint Venture)

Country: Lebanon

Marriott International Hotels, Inc. (Lebanon Branch)
MVCI Lebanon, S.A.R.L.

Country: Liberia

Renaissance Management Services Company Limited

Country: Luxembourg

BRE/Munich Hotel S.A.R.L.
IHLC Investment Company S.a.r.l.
International Hotel Licensing Company S.a.r.l.
Marriott ECP GP SARL
Marriott ECP LP I SARL
Marriott ECP LP II SARL
Marriott International Treasury SCA

Country: Malaysia

Renaissance Hotels International Corporation Limited (Malaysia Branch)
Renaissance Hotels International, S.A. (Malaysia Branch)
Renaissance International Management Company B.V.(Malaysian Branch)
Renaissance Services B.V. (Malaysia Branch)
The Ritz-Carlton Hotel Company, L.L.C. (Malaysian Branch)

Country: Malta

Renaissance Hotels International B.V. (Malta Branch)

Country: Mexico

Adquisiciones Cancun-Vallarta S. de R.L. de C.V. - (Joint Venture)
cia Hotelera Azteca, S.A. de C.V. (Hoteca) - (Joint Venture)
Elcrisa, S.A. de C.V. - (Joint Venture)
Marriott Hotels, S.A. de C.V.
Marriott Mexicana S.A. de C.V.
Operadora Marriott, S.A. de C.V.
Polserv, S.A. de C.V. - (Joint Venture)
Promociones Marriott, S.A. de C.V.
R.M. Mexicana S.A.de C.V.
Renaissance P.V. Mexicana S.A. de C.V.
Servimar, S.A. de C.V. - (Joint Venture)
The R.C. Management Company of Mexico, S.A. de C.V.
The Ritz-Carlton Hotel Company of Mexico, S.A. de C.V.

Exhibit 21

Marriott International, Inc.

Foreign Subsidiaries – Country of Incorporation

Country: Netherlands

Adamar Hotels International B.V.
Adamar International Management Company B.V.
Aruba Finance Holdings BV
Bulgari Hotels & Resorts B.V.
Diplomat Properties B.V.
La Defense Nederland B.V.
Luxury Hotels International B.V.
Luxury Hotels International Management Company B.V.
Marriott Dutch Acquisition Company B.V.
Marriott European Ventures B.V.
Marriott Hotels International (Egypt) B.V.
Marriott Hotels International B.V.
Marriott Hotels of Amsterdam, B.V.
Marriott International Finance Company B.V.
Marriott International Holding Company B.V.
Marriott International Licensing Company B.V.
Marriott International Management Company B.V.
Marriott Netherlands Group Companies N.V.
Marriott RHG Acquisition B.V.
MVCI Egypt B.V.
MVCI Holdings B.V.
Penha Longa Hotel Management Company B.V.
Renaissance do Brasil Hotelaria Holding Company B.V.
Renaissance Hotels International B.V.
Renaissance International Management Company B.V.
Renaissance Management B.V.
Renaissance Services B.V.
Renaissance Special Purposes B.V.
Rochapora Desenvolvimento Imobiliario Holding Company, B.V.
The Ritz-Carlton Hotel Company B.V.
The Ritz-Carlton Hotel Company Sales and Marketing B.V.
The Ritz-Carlton International Licensing Company B.V.
The Ritz-Carlton International Management Company B.V.

Country: Netherlands Antilles

Adamar Netherlands Antilles N.V.
La Defense Holding (Paris) N.V.
Lux International Hotels N.V.
Marriott Curacao N.V.
Marriott International Lodging N.V.
Renaissance International Lodging N.V.
Renaissance Reservations N.V.
RHG Holding N.V.
The Ritz-Carlton Hotel Company N.V.
Torriam International Lodging N.V.

Country: New Zealand

Marriott International Services Ltd. (New Zealand Branch)

Country: Peru

Marriott Peru Licensing Company SAC
Marriott Peru S.A.C.

Exhibit 21

Marriott International, Inc.

Foreign Subsidiaries – Country of Incorporation

Country: Philippines

Marriott International Hotels, Inc. (Philippine Branch)
Porto Bello Cove Hotel Corporation - (Joint Venture)
Renaissance Hotels International Corporation Limited (Philippine Branch)

Country: Poland

LIM Joint Venture Ltd.

Country: Portugal

Marriott Hotels International B.V. (Portugal Branch)
Penha Longa Hotel Management Company B.V. (Portuguese Branch)

Country: Puerto Rico

Fajardo, Puerto Rico J.W. Marriott Management, Inc.
MVCI Puerto Rico, Inc.
San Juan Hotel Investment Company, Inc.
The Ritz-Carlton Hotel Company San Juan, Inc.

Country: Romania

Marriott International Hotels, Inc. Maryland USA Sucursala Bucuresti(Romanian Branch)

Country: Russia

Intour Penta Ltd. - (Joint Venture)
Limited Liability Company “CYBM Voznesenkry Hotel Leasing”
Limited Liability Company “Renaissance Samara Hotel Leasing”
Limited Liability Company “Renaissance St. Petersburg Hotel Leasing”
The Ritz-Carlton Hotel Company B.V. (Russian Branch)

Country: Saint Kitts and Nevis

Marriott St. Kitts Licensing Company Limited
Marriott St. Kitts Management Company, Inc.
MVCI St. Kitts Company Limited

Country: Saint Lucia

The Ritz-Carlton Hotel Company of St. Lucia Limited

Country: Singapore

Marriott Hotels Singapore Pte Ltd.
MVCI Asia Pacific Pte. Ltd.
The Ritz-Carlton Hotel Company of Singapore PTE LTD.
The Ritz-Carlton Hotel Company Sales and Marketing B.V. (Singapore Branch)

Country: South Korea

Central Tourist Development Company, Ltd.
Marriott Hotels International B.V. (Pusan, South Korea Branch)
Marriott Hotels International B.V. (Seoul MEA Branch)
Marriott Hotels International B.V. (Seoul, South Korea Branch)
Renaissance Services B.V. (South Korea Branch - Liaison Office)
The Ritz-Carlton Hotel Company B.V. (Seoul, South Korea Branch)

Exhibit 21

Marriott International, Inc.

Foreign Subsidiaries – Country of Incorporation

Country: Spain

Marriott Hotels International Limited (Spain Branch)
Marriott Hotels, S.L.
MVCI Espana, S.L.
MVCI Holidays, S.L.
MVCI Mallorca, S.L.
MVCI Management, S.L.
MVCI Playa Andaluza Holidays, S.L.
R-C Spain, S.L.
Spa Son Antem, S.L. (Joint Venture)

Country: Switzerland

International Hotel Licensing Company S.a.r.l. Luxembourg, Zurich Branch
Marriott (Schweitz) GmbH
Marriott Switzerland Licensing Company II Sarl
Marriott Switzerland Licensing Company Sarl

Country: Thailand

Maikhao Ownership (Thailand) Ltd.
Maikhao Vacation Villas Limited - (Joint Venture)
Marriott Hotels (Thailand) Limited
Marriott Hotels (Thailand) Limited (Bangkok Thailand Branch)
Marriott International Construction Services, Inc. (Thailand Branch)
MVCI (Thailand) Limited
Phang Nga Beach Ltd.
Renaissance Holdings (Thailand) Limited
Renaissance Management Company (Thailand) Limited
Ritz-Carlton Holdings (Thailand) Ltd.
South Land Ltd.
The Ritz-Carlton Management Company (Thailand) Ltd.

Country: Trinidad and Tobago

Marriott Trinidad & Tobago Limited

Country: Tunisia

Renaissance Services B.V. (Tunisia Branch)

Country: Turks and Caicos Isl

Adamar (Turks & Caicos) Ltd.
Marriott Turks & Caicos Licensing Company Limited
Renaissance Caribbean Limited (Turks & Caicos Branch)
The Ritz-Carlton Hotel Company of Turks & Caicos Ltd

Country: United Arab Emirates

Marriott Hotels and Catering (Holdings) Limited (United Arab Emirates Branch)
Marriott Ownership Resorts, Inc. (Dubai Branch)
MVCI Europe Limited (United Arab Emirates – Sharjah Branch)
Renaissance Services B.V. (Dubai Branch)

Exhibit 21

Marriott International, Inc.

Foreign Subsidiaries – Country of Incorporation

Country: United Kingdom

Cheshunt Hotel Limited
Cheshunt Hotel Operating Company Limited
Cheshunt Marriott Limited
Consolidated Supplies Limited
Financiere 47 Park Street Limited
Fortyseven Park Street Limited
GH Hotel Operating Company Limited
Marriott European Hotel Operating Company Limited - (Joint Venture)
Marriott Hotels (Reading) Limited
Marriott Hotels and Catering (Holdings) Limited
Marriott Hotels International Limited
Marriott Hotels Limited
Marriott In-Flight Services Limited
Marriott International Design & Construction Services, Inc. (UK Branch)
Marriott Restaurants Limited
Marriott UK Acquisition Company Limited
Marriott UK Group Company Limited
Marriott UK Holdings Limited
Marriott UK Management Company Limited
Marriott V&A Hotel Operating Company Limited
MGRC Management Limited
MGRC Marketing Limited
MVCI Europe Limited
MVCI Management (Europe) Limited
Rarework Limited
Renaissance Manchester Hotel Operating Company Limited
Renaissance Reading Hotel Operating Company Limited
Renaissance Services B.V. (United Kingdom Branch)
Ronevsorg Hotel Operating Company Limited
The Ritz-Carlton Hotel Limited

Country: Venezuela

Desarrolos Hotelco, C.A.
Marriott Hotels International B.V. (Caracas, Venezuela Branch)

Country: Virgin Islands-BR

Condor Overseas Holdings Limited
Costa Del Sol Holdings LTD.
Dominican Hotels (B.V.I.) Ltd.
Ramasia International Limited
RC Hotel Holding Company Limited
RC Rose Holding Company Limited
Renaissance Hotels International Corporation Limited
Renaissance Hotels Marketing Services Limited
RC Abaco Holding Company Limited
Wentworth Guarantee (BVI) Company Limited
Wentworth No. 1 Limited
Wentworth No. 2 Limited
Wentworth No. 3 Limited
Wentworth No. 4 Limited
Wentworth Portfolio Company A Limited
Wentworth Portfolio Company B Limited

Exhibit 21

Marriott International, Inc.

Foreign Subsidiaries – Country of Incorporation

Wentworth Portfolio Company C Limited
Wentworth Propco 1 Limited
Wentworth Propco 10 Limited
Wentworth Propco 11 Limited
Wentworth Propco 12 Limited
Wentworth Propco 13 Limited
Wentworth Propco 14 Limited
Wentworth Propco 15 Limited
Wentworth Propco 16 Limited
Wentworth Propco 17 Limited
Wentworth Propco 18 Limited
Wentworth Propco 19 Limited
Wentworth Propco 2 Limited
Wentworth Propco 20 Limited
Wentworth Propco 21 Limited
Wentworth Propco 22 Limited
Wentworth Propco 23 Limited
Wentworth Propco 24 Limited
Wentworth Propco 25 Limited
Wentworth Propco 26 Limited
Wentworth Propco 27 Limited
Wentworth Propco 28 Limited
Wentworth Propco 29 Limited
Wentworth Propco 3 Limited
Wentworth Propco 30 Limited
Wentworth Propco 31 Limited
Wentworth Propco 32 Limited
Wentworth Propco 33 Limited
Wentworth Propco 34 Limited
Wentworth Propco 35 Limited
Wentworth Propco 36 Limited
Wentworth Propco 37 Limited
Wentworth Propco 38 Limited
Wentworth Propco 39 Limited
Wentworth Propco 4 Limited
Wentworth Propco 40 Limited
Wentworth Propco 41 Limited
Wentworth Propco 42 Limited
Wentworth Propco 43 Limited
Wentworth Propco 44 Limited
Wentworth Propco 45 Limited
Wentworth Propco 46 Limited
Wentworth Propco 5 Limited
Wentworth Propco 6 Limited
Wentworth Propco 7 Limited
Wentworth Propco 8 Limited
Wentworth Propco 9 Limited

Exhibit 21

Marriott International, Inc.

Foreign Subsidiaries – Country of Incorporation

Country: Virgin Islands-U.S.

Cabrita Partners LLC
Marriott Hotel Management Company (Virgin Islands), Inc.
Marriott Ownership Resorts (St. Thomas), Inc.
Marriott U.S. Virgin Islands Licensing Company LLC
Muller Bay Holdings, LLC
RC Hotels (Virgin Islands), Inc.
The Ritz-Carlton Club, St. Thomas, Inc.

Exhibit 21

Marriott International, Inc.

Domestic Subsidiaries – State of Incorporation

State: Arizona
Camelback Country Club, Inc. (d/b/a Camelback Golf Club)
Marriott Rewards, LLC
Vestar-Athens Tuson, L.L.C.

State: California
SJMEC, Inc.
SJMFB, LLC

State: Delaware
Addison SHS, LLC
Aeropuerto Shareholder, Inc.
Baltimore Marriott Inner Harbor, L.L.C.
Camelback Properties Inn, Inc.
Capitol Employment Services, Inc.
CBM Annex, Inc.
Charleston Marriott, LLC
Chicago Hotel Services, LLC
City Center Annex Tenant Corporation
Club Resorts (U.S.) Holdings, LLC
CNL Philadelphia Annex, LLC
Corporate General, Inc.
Courtyard Management Corporation
CR14 Tenant Corporation
CRTM17 Tenant Corporation
CTYD III Corporation
Desert Ridge Resort, LLC
Detroit CY, LLC
Detroit Hotel Services, LLC
Detroit MHS, LLC
e-CRM Central, LLC
East Side Hotel Services, Inc.
Essex House Condominium Corporation
ExecuStay, LLC
Fairfield FMC, LLC
FMPC Acquisition, LLC
Franchise System Holdings, Inc.
Host Restaurants, Inc.
Hunt Valley Courtyard, Inc.
L Street Condo P1, LLC
L Street Condo P2, LLC
L Street Condo P3, LLC
LAX Properties, LLC
LF, South Beach, LLC
Luxury Finance, LLC
Luxury Hotels International Design & Construction Services, Inc.
Marriott Acquisition 2002 Subsidiary, LLC
Marriott Acquisition 2002, LLC
Marriott College Food, L.L.C.
Marriott Crystal City Manager, Inc.
Marriott CS Holdings, LLC
Marriott Distribution Holding Co.
Marriott Distribution Services, Inc.
Marriott Fifth Avenue, LLC
Marriott Hotel Services, Inc.

Exhibit 21

Marriott International, Inc.

Domestic Subsidiaries – State of Incorporation

State: Delaware cont’d.

Marriott Hurghada Management, Inc.
Marriott International Administrative Services, Inc.
Marriott International Capital Corporation
Marriott International Construction Services, Inc.
Marriott International Design & Construction Services, Inc.
Marriott International JBS Corporation
Marriott International Resorts, L. P.
Marriott International, Inc.
Marriott Kauai Ownership Resorts, Inc.
Marriott Magenta Holding Company, Inc.
Marriott Market Street Hotel, Inc.
Marriott Mexico City Partnership G.P.
Marriott Mexico City Partnership, G.P.
Marriott Mirage City Management, Inc.
Marriott Oak Brook Hills Services, LLC
Marriott Overseas Owners Services Corporation
Marriott Ownership Resorts Procurement, LLC
Marriott Ownership Resorts, Inc.
Marriott P.R. Management Corporation
Marriott Payroll Services, LLC.
Marriott Ranch Properties, Inc.
Marriott Resort at Seaview, LLC.
Marriott Resorts Sales Company, Inc.
Marriott Resorts, Travel Company, Inc.
Marriott Rewards Subsidiary, Inc.
Marriott Rewards, Inc.
Marriott Senior Holding Co.
Marriott Sharm El Sheikh Management, Inc.
Marriott Signal Capital, L.L.C.
Marriott Two Flags Member LLC
Marriott Two Flags, LP
Marriott Vacation Club Ownership II LLC
Marriott Vacation Club Ownership LLC 2000-1
Marriott Vacation Club Ownership LLC 2002-1
Marriott Vacation Club Ownership, LLC
Marriott Vacation Properties of Florida, Inc.
Marriott Worldwide Management, Inc.
Marriott Worldwide Payroll, LLC
Marriott Worldwide Reservation Services, LLC
Marriott Worldwide Sales and Marketing, Inc.
Marriott’s Desert Springs Development Corporation
Marriott’s Greenbelt Hotel Services, Inc.
MC Lodging Investment Opportunities, Inc.
MENYC, LLC
MH Kapalua Venture, LLC
MHS Guam, Inc.
MHSFR II, Inc.
MHSFR, LLC
MHSI Hawaii, LLC.
MI Boston Leaseco, LLC
MI CBM Investor, LLC
MI Distribution, LLC
MI Finance Company

Exhibit 21

Marriott International, Inc.

Domestic Subsidiaries – State of Incorporation

State: Delaware cont’d.

MI Georgia Credits, LLC
MI Holding, L.P.
MI Member, LLC
MI Procurement Holdings, LLC
MI Tenant LLC
MI TH4 INVESTOR, LLC
MI Western Investment, LLC
MICC SPE I Corp.
MICC(California), LLC
MORI Las Vegas I, LLC
MORI Member (Kauai), LLC
MORI Residences, Inc.
MORI SPC 2005-1 Corp.
MORI SPC 2005-2 Corp.
MORI SPC 2006-1 Corp.
MORI SPC 2006-2 Corp.
MORI SPC Corp.
MORI SPC II, Inc.
MORI SPC III CORP.
MORI SPC IV Corp.
MORI SPC V Corp.
MORI SPC VI Corp.
MORI SPC VII Corp.
MRC I Funding Corporation
MTMG Corporation
MTSC, INC.
MVCO 2005-1 LLC
MVCO 2005-2 LLC
MVCO 2006-1 LLC
MVCO 2006-2 LLC
North Drury Lane Productions, Inc.
RBF, LLC
RC Marriott II, Inc.
RC Marriott III, Inc.
RC Marriott, Inc.
RC Paradise Valley Development, LLC
RC Social Club of San Francisco, Inc.
RC-UK, Inc.
RCC Georgia Investor L.L.C.
REN Boston Hotel Management LLC
REN Boston LP
REN Boston Waterfront Hotel, LLC
REN Hollywood, LLC
Renaissance Bedford Hotel, LLC
Renaissance Cleveland Hotel, LLC
Renaissance Cleveland IOSA, LLC
Renaissance Hollywood Payroll Company, LLC
Renaissance Hotel Holdings, Inc.
Renaissance Hotel Management Company, LLC
Renaissance Hotel Operating Company
Renaissance International, Inc.
Renaissance Oakbrook Hotel, LLC
Renaissance Services, Inc.

Exhibit 21

Marriott International, Inc.

Domestic Subsidiaries – State of Incorporation

State: Delaware cont’d.
Renaissance St. Louis Airport Hotel, LLC
Renaissance St. Louis Grand, LLC
Renaissance St. Louis Suites, LLC
Residence Inn by Marriott, Inc.
RHG Investments, LLC
RHHI Acquisition Corp.
RHHI Investment Corp.
RHOC Consolidation, LLC
RI Mill Road Alexandria LLC
Ritz-Carlton (Virgin Islands), Inc.
RST4 Tenant LLC
SC Orlando, L.L.C.
Schaumberg/Oakbrook Marriott Hotels, Inc.
Senior Living Limited Partnership
SF-Courtyard, LLC
Shady Grove Courtyard, Inc.
SpringHill SMC, LLC
Square 369 Hotel Associates, LLC
Synthetic American Fuel Enterprises I, LLC
Synthetic American Fuel Enterprises II, LLC
The Cobalt Travel Company, L.L.C.
The Ritz-Carlton Development Company, Inc.
The Ritz-Carlton Hotel Company of Puerto Rico, Inc.
The Ritz-Carlton Hotel Company, L.L.C.
The Ritz-Carlton International Construction Services, Inc.
The Ritz-Carlton International Holdings II, LLC
The Ritz-Carlton International Holdings III, LLC
The Ritz-Carlton International Holdings, Inc.
The Ritz-Carlton International Licensing Company, LLC
The Ritz-Carlton Management Company, L.L.C.
The Ritz-Carlton Mexico Holdings, LLC
The Ritz-Carlton Sales Company, Inc.
The Ritz-Carlton Title Company, Inc.
TownePlace Management, LLC
WEC 99C-1 LLC
WEC 99C-10 LLC
WEC 99C-11 LLC
WEC 99C-12 LLC
WEC 99C-13 LLC
WEC 99C-14 LLC
WEC 99C-2 LLC
WEC 99C-3 LLC
WEC 99C-4 LLC
WEC 99C-5 LLC
WEC 99C-6 LLC
WEC 99C-7 LLC
WEC 99C-8 LLC
WEC 99C-9 LLC

State: Florida
Marriott Resorts Title Company, Inc.

State: Georgia
The Dining Room Corporation

Exhibit 21

Marriott International, Inc.

Domestic Subsidiaries – State of Incorporation

State: Hawaii

F. L. Insurance Corporation
KB Hotel Operator Inc.
Marquis Insurance Corporation

State: Kansas

Kansas Hospitality Services, Inc.

State: Maryland

C1 Maryland Land Business Trust
Columbia Courtyard, Inc.
Marriott International Hotels, Inc.
Marriott Worldwide Corporation
MHS Realty Sales, Inc.
MI Fulfillment Services, LLC
MII Conference Center, Inc.

State: Massachusetts

MI Hotels of Massachusetts, Inc.

State: Nevada

Hard Carbon, LLC
Heavenly Resort Properties LLC
MI Hotels of Las Vegas, Inc.

State: Oregon

Synthetic American Fuel Enterprises Holdings, Inc.

State: South Carolina

Marriott Resorts Hospitality Corporation

State: Texas

Chaparral Club (Non-profit)
Hospitality International, Inc.
Marriott Claims Services Corporation
MHSI Conference Centers of Texas, Inc.
Plano Club International
Residence Inn Club, Inc.
The Campbell Club (Non-profit)
The Finish Line Club (Non-profit)
The Gazebo Club (Non-profit)
The Legacy Park Club

State: Utah

Gambits, A Nonprofit Corporation (Incorporated Club)

State: West Virginia

West Virginia Marriott Hotels, Inc.

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: Alabama

	Entity Name	Assumed Name
	Marriott Ownership Resorts, Inc.	Marriott Vacation Club International (MVCI)

State: Arizona

	Entity Name	Assumed Name
	Courtyard Management Corporation	Camelback CbM
	Courtyard Management Corporation	Chandler Courtyard by Marriott
	Courtyard Management Corporation	Phoenix Airport CbM
	Courtyard Management Corporation	Phoenix Mesa CbM,
	Courtyard Management Corporation	Phoenix Metro Center CbM
	Courtyard Management Corporation	Scottsdale CbM
	Courtyard Management Corporation	Scottsdale Downtown Courtyard
	Courtyard Management Corporation	Tuscon CbM
	Desert Ridge Resort, LLC	Wild Fire Golf Course
	Fairfield FMC, LLC	Flagstaff FibM
	Fairfield FMC, LLC	Phoenix FibM
	Fairfield FMC, LLC	Scottsdale FibM
	Marriott Hotel Services, Inc.	Marriott Camelback Inn Resort
	Marriott Hotel Services, Inc.	Scottsdale Marriott At McDowell Mountains
	Marriott International, Inc.	Mountain Shadows Resort, Mountain Shadows, Marriott’s Mountain Shadows Resort
	Marriott Ownership Resorts, Inc.	MVCI
	Residence Inn by Marriott, LLC	Flagstaff RI
	Residence Inn by Marriott, LLC	Phoenix Airport-Tempe RI
	Residence Inn by Marriott, LLC	Phoenix RI
	Residence Inn by Marriott, LLC	Scottsdale RI
	Residence Inn by Marriott, LLC	Tucson RI

State: Arkansas

	Entity Name	Assumed Name
	Courtyard Management Corporation	Little Rock CbM

State: California

	Entity Name	Assumed Name
	Courtyard Management Corporation	Courtyard by Marriott
	Courtyard Management Corporation	Novato Courtyard by Marriott
	Courtyard Management Corporation	San Francisco Oyster Point Courtyard
	CTYD III Corporation	Courtyard by Marriott
	Fairfield FMC, LLC	Anaheim Fairfield Inn
	Fairfield FMC, LLC	Buena Park FibM
	Fairfield FMC, LLC	Ontario FibM
	Fairfield FMC, LLC	Placentia FibM
	Fairfield FMC, LLC	Rancho Cordova FibM
	Marriott Hotel Services, Inc.	Anaheim Marriott
	Marriott Hotel Services, Inc.	Costa Mesa Marriott Suites
	Marriott Hotel Services, Inc.	La Jolla Marriott Hotel
	Marriott Hotel Services, Inc.	Los Angeles Airport Marriott
	Marriott Hotel Services, Inc.	Marriott’s Desert Springs Resort and Spa

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: California cont’d.
	Entity Name	Assumed Name
	Marriott Hotel Services, Inc.	Monterey Marriott Hotel
	Marriott Hotel Services, Inc.	Napa Valley Marriott Hotel
	Marriott Hotel Services, Inc.	Newport Beach Marriott Hotel
	Marriott Hotel Services, Inc.	Rancho Las Palmas Marriott Resort
	Marriott Hotel Services, Inc.	Santa Clara Marriott Hotel
	Marriott International, Inc.	Courtyard by Marriott
	Marriott International, Inc.	Irvine Marriott Hotel
	Marriott International, Inc.	La Jolla Marriott Hotel
	Marriott International, Inc.	Los Angeles Airport Marriott
	Marriott International, Inc.	Manhattan Beach Marriott
	Marriott International, Inc.	San Diego Marriott Hotel Marina
	Marriott Kauai Ownership Resorts, Inc.	Marriott Vacation Club International (MVCI)
	Marriott Ownership Resorts, Inc.	Grand Residences by Marriott
	Marriott Ownership Resorts, Inc.	MVCI
	Marriott Ownership Resorts, Inc.	MVCI
	Marriott Resorts Hospitality Corporation	Marriott Vacation Club International (MVCI)
	Marriott Resorts, Travel Company, Inc.	Marriott Vacation Club International (MVCI)
	Renaissance Hotel Management Company	The Lodge at Sonoma
	Residence Inn by Marriott, LLC	Anaheim RI
	Residence Inn by Marriott, LLC	Arcadia RI
	Residence Inn by Marriott, LLC	Bakersfield RI
	Residence Inn by Marriott, LLC	Beverly Hills RI
	Residence Inn by Marriott, LLC	Costa Mesa RI
	Residence Inn by Marriott, LLC	Fountain Valley RI
	Residence Inn by Marriott, LLC	Fremont RI
	Residence Inn by Marriott, LLC	Irvine RI
	Residence Inn by Marriott, LLC	Kearney Mesa RI
	Residence Inn by Marriott, LLC	La Jolla RI
	Residence Inn by Marriott, LLC	Long Beach RI
	Residence Inn by Marriott, LLC	Manhattan Beach RI
	Residence Inn by Marriott, LLC	MIRI Mesa Residence Inn
	Residence Inn by Marriott, LLC	Mountain View RI
	Residence Inn by Marriott, LLC	Placentia RI
	Residence Inn by Marriott, LLC	Pleasant Hills RI
	Residence Inn by Marriott, LLC	Rancho Bernardo RI
	Residence Inn by Marriott, LLC	Residence Inn Cypress
	Residence Inn by Marriott, LLC	Sacramento-Natomas RI
	Residence Inn by Marriott, LLC	San Jose RI
	Residence Inn by Marriott, LLC	San Mateo RI
	Residence Inn by Marriott, LLC	San Ramon RI
	Residence Inn by Marriott, LLC	Silicon Valley I RI
	Residence Inn by Marriott, LLC	Silicon Valley II RI
	Residence Inn by Marriott, LLC	Torrance RI
	The Ritz-Carlton Hotel Company, LLC	Ritz-Carlton Hotel
	The Ritz-Carlton Hotel Company, LLC	The Ritz-Carlton, Laguna Niguel

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: Colorado
	Entity Name	Assumed Name
	Courtyard Management Corporation	Boulder CbM
	Courtyard Management Corporation	Denver Airport CbM
	Courtyard Management Corporation	Denver SE CbM
	Marriott Hotel Services, Inc.	Denver West Marriott Hotel
	Marriott Kauai Ownership Resorts, Inc.	MVCI
	Marriott Ownership Resorts, Inc.	Grand Residences by Marriott
	Marriott Ownership Resorts, Inc.	MVCI
	Marriott Resorts Hospitality Corporation	MVCI
	Marriott Resorts Sales Company, Inc.	Marriott Vacation Club International (MVCI)
	RBF, LLC	RBF-Jupiter, LLC
	Residence Inn by Marriott, LLC	Boulder RI
	Residence Inn by Marriott, LLC	Colorado Springs RI
	Residence Inn by Marriott, LLC	Denver Downtown RI
	Residence Inn by Marriott, LLC	Denver South RI
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Denver

State: Connecticut
	Entity Name	Assumed Name
	Courtyard Management Corporation	Hartford CbM
	Courtyard Management Corporation	Norwalk CbM
	Fairfield FMC, LLC	Hartford Airport FibM (Windsor/Windsor Lock)
	Marriott Hotel Services, Inc.	Stamford Marriott Hotel (Stamford & Rocky Hill)
	Marriott Ownership Resorts, Inc.	MVCI

State: Delaware
	Entity Name	Assumed Name
	Courtyard Management Corporation	Wilmington CbM
	Fairfield FMC, LLC	Wilmington FibM
	Marriott Ownership Resorts, Inc.	MVCI
	Residence Inn by Marriott, Inc.	Wilmington RI

State: District Of Columbia
	Entity Name	Assumed Name
	Marriott Hotel Services, Inc	JW Marriott on Pennsylvania Avenue.
	Renaissance Hotel Operating Company	Renaissance Washington DC Hotel
	The Ritz-Carlton Hotel Company, L.L.C.	The Fairfax Club

State: Florida
	Entity Name	Assumed Name
	Courtyard Management Corporation	Courtyard by Marriott
	Courtyard Management Corporation	Courtyard Café
	Courtyard Management Corporation	Courtyard Lobby Lounge
	Courtyard Management Corporation	Courtyard Orlando Lake Buena Vista in the Marriott Village
	Courtyard Management Corporation	Courtyard Pool Bar & Grill
	CTYD III Corporation	Courtyard by Marriott
	Fairfield FMC, LLC	Fairfield Inn Café
	Fairfield FMC, LLC	Fairfield Inn Orlando Lake Buena Vista in the Marriott Village

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: Florida cont’d.

	Entity Name	Assumed Name
	Fairfield FMC, LLC	Fairfield Inn Pool Bar & Grill
	Fairfield FMC, LLC	Gainesville FibM
	Fairfield FMC, LLC	Miami West FibM
	Fairfield FMC, LLC	Orlando International Drive FibM
	Fairfield FMC, LLC	Winter Park FibM
	Marriott Hotel Services, Inc.	3030 Ocean
	Marriott Hotel Services, Inc.	Cafe Waterside
	Marriott Hotel Services, Inc.	Champions
	Marriott Hotel Services, Inc.	Deco Blue
	Marriott Hotel Services, Inc.	Fort Lauderdale Marina, Tampa Airport
	Marriott Hotel Services, Inc.	IL Terrazzo
	Marriott Hotel Services, Inc.	Le Grande Blue
	Marriott Hotel Services, Inc.	Marriott South Beach
	Marriott Hotel Services, Inc.	Miami Beach Marriott At South Beach
	Marriott Hotel Services, Inc.	Miami International Airport Marriott
	Marriott Hotel Services, Inc.	Riva Restaurant
	Marriott Hotel Services, Inc.	SPA Waterside
	Marriott Hotel Services, Inc.	Tampa Marriott Waterside
	Marriott Hotel Services, Inc.	The Club at Marriott's Harbor Beach Resort & Spa
	Marriott Hotel Services, Inc.	The Spa at Marriott's Harbor Beach Resort
	Marriott Hotel Services, Inc.	The Spa Cafe
	Marriott Hotel Services, Inc.	Tranquility
	Marriott International, Inc.	Bleu Bar & Food
	Marriott International, Inc.	Citron Patisserie
	Marriott International, Inc.	Citron, An American Brasserie
	Marriott International, Inc.	Destinations by Marriott
	Marriott International, Inc.	Doral Golf Resort &Spa
	Marriott International, Inc.	Fairways Pub
	Marriott International, Inc.	Hawk's Landing Steakhouse & Grille
	Marriott International, Inc.	JW Marriott Orlando Grande
	Marriott International, Inc.	Primo
	Marriott International, Inc.	Quench Bar & Grill
	Marriott International, Inc.	Tampa Marriott Waterside
	Marriott International, Inc.	The Ritz Carlton Golf Club
	Marriott International, Inc.	The Ritz Carlton Spa-Cartia Masion de Beaute
	Marriott International, Inc.	The Ritz-Carlton Orlando Grande Lakes
	Marriott International, Inc.	The Signature Shop
	Marriott International, Inc.	The Vineyard Grill
	Marriott International, Inc.	Vitale Spa Cafe
	Marriott Ownership Resorts, Inc.	Faldo Golf Institute by Marriott
	Marriott Ownership Resorts, Inc.	Horizons by Marriott Vacation Club (HMVC)
	Marriott Ownership Resorts, Inc.	International Golf Club
	Marriott Ownership Resorts, Inc.	MVCI
	Marriott Resorts Hospitality Corporation	Horizons By Marriott Vacation Club
	Marriott Resorts Hospitality Corporation	Marriott’s Legends Edge at Bay Point
	Marriott Resorts Hospitality Corporation	Marriott’s Villas at Doral
	Marriott Resorts Hospitality Corporation	MVCI
	Marriott Resorts, Travel Company, Inc.	MVCI
	Renaissance Hotel Management Company	Eden Roc, A Renaissance Resort & Spa

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: Florida cont’d.
	Entity Name	Assumed Name
	Renaissance Hotel Management Company	Flagler’s
	Renaissance Hotel Management Company	Renaissance Singer Island Hotel
	Renaissance Hotel Management Company	Tampa Renaissance Hotel
	Renaissance Hotel Management Company	The Pool Patio and Grill
	Renaissance Hotel Management Company	The Renaissance Tampa International Plaza Hotel
	Renaissance Hotel Operating Company	Renaissance Orlando Resort
	Residence Inn by Marriott, LLC	Boca Raton RI
	Residence Inn by Marriott, LLC	Jacksonville RI
	Residence Inn by Marriott, LLC	Lake Buena Vista RI,
	Residence Inn by Marriott, LLC	Pensacola RI
	Residence Inn by Marriott, LLC	St. Petersburg RI
	SpringHill SMC, LLC	Springhill Pool Bar & Grill
	SpringHill SMC, LLC	Springhill Suites Orlando Lake Buena Vista in the Marriott Village
	SpringHill SMC, LLC	Springhill Suites Seasons
	The Ritz-Carlton Hotel Company, L.L.C.	Americana Restaurant
	The Ritz-Carlton Hotel Company, L.L.C.	Aria
	The Ritz-Carlton Hotel Company, L.L.C.	DiLido Beach Club
	The Ritz-Carlton Hotel Company, L.L.C.	Lemonia
	The Ritz-Carlton Hotel Company, L.L.C.	One L.R.
	The Ritz-Carlton Hotel Company, L.L.C.	Pool Side Grill
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton Golf Resort Naples
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Key Biscayne
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Key Biscayne Spa
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, South Beach
	The Ritz-Carlton Hotel Company, L.L.C.	The Sand Bar Grill
	TownePlace Management, LLC	Miami Airport West Towneplace Suites
	TownePlace Management, LLC	Miami Lakes Towneplace Suites

State: Georgia
	Entity Name	Assumed Name
	Courtyard Management Corporation	Atlanta Airport CbM
	Courtyard Management Corporation	Atlanta Airport South CbM
	Courtyard Management Corporation	Atlanta Delk Road CbM
	Courtyard Management Corporation	Atlanta Perimeter CbM
	Courtyard Management Corporation	Augusta CbM
	Courtyard Management Corporation	Columbus CbM
	Courtyard Management Corporation	Cumberland Center CbM
	Courtyard Management Corporation	Executive Park CbM
	Courtyard Management Corporation	Gwinnet Mall CbM
	Courtyard Management Corporation	Jimmy Carter CbM
	Courtyard Management Corporation	Macon CbM
	Courtyard Management Corporation	Midtown Atlanta CbM
	Courtyard Management Corporation	Northlake CbM
	Courtyard Management Corporation	Peachtree Corners CbM
	Courtyard Management Corporation	Peachtree-Dunwoody CbM
	Courtyard Management Corporation	Roswell CbM
	Courtyard Management Corporation	Savannah CbM
	Courtyard Management Corporation	Windy Hill CbM,

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: Georgia cont’d.
	Entity Name	Assumed Name
	Fairfield FMC, LLC	Atlanta Gwinnett Mall FibM
	Fairfield FMC, LLC	Atlanta Northlake FibM
	Marriott Hotel Services, Inc.	Atlanta Norcross Marriott Hotel
	Marriott Hotel Services, Inc.	Atlanta Perimeter Center Hotel
	Marriott Ownership Resorts, Inc.	MVCI
	Marriott Resorts Hospitality Corporation	MVCI
	Marriott Resorts, Travel Company, Inc.	MVCI
	Residence Inn by Marriott, LLC	Atlanta Airport RI
	Residence Inn by Marriott, LLC	Atlanta Alpharetta RI
	Residence Inn by Marriott, LLC	Atlanta Buckhead RI
	Residence Inn by Marriott, LLC	Atlanta Midtown RI
	Residence Inn by Marriott, LLC	Atlanta Perimeter Mall RI

State: Hawaii
	Entity Name	Assumed Name
	KB Hotel Operator Inc.	Kapalua Bay, A Renaissance Resort
	Marriott Hotel Services, Inc.	J.W. Marriott Ihilani Resort & Spa
	Marriott Hotel Services, Inc.	Koloh's Beach Bar & Grill
	Marriott Hotel Services, Inc.	Kuhio Beach Grill
	Marriott Hotel Services, Inc.	Marriott's Waiohai Beach Club
	Marriott Hotel Services, Inc.	Maui Marriott Resort and Ocean Club
	Marriott Hotel Services, Inc.	Moana Terrace
	Marriott Hotel Services, Inc.	Waikiki Beach Hotel
	Marriott Hotel Services, Inc.	Waikiki Beach Marriott Resort & Spa
	Marriott Hotel Services, Inc.	Waikoloa Beach Marriott Resort
	Marriott Hotel Services, Inc.	Wailea Marriott Resort
	Marriott International, Inc.	Maui Marriott Resort
	Marriott International, Inc.	Waikiki Beach Hotel
	Marriott International, Inc.	Waikiki Beach Marriott Hotel
	Marriott Kauai Ownership Resorts, Inc.	MVCI - Registration Number: 234405
	Marriott Ownership Resorts, Inc.	Grand Residences by Marriott
	Marriott Ownership Resorts, Inc.	Marriott's Waiohai Beach Resort
	Marriott Ownership Resorts, Inc.	MVCI
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Kapalua

State: Illinois
	Entity Name	Assumed Name
	Courtyard Management Corporation	Arlington Heights CbM,
	Courtyard Management Corporation	Arlington Heights South CbM
	Courtyard Management Corporation	Chicago Downtown CbM
	Courtyard Management Corporation	Chicago-Highland Park CbM,
	Courtyard Management Corporation	Chicago/Deerfield CbM
	Courtyard Management Corporation	Chicago/Lincolnshire CbM
	Courtyard Management Corporation	Glenview CbM
	Courtyard Management Corporation	Naperville CbM
	Courtyard Management Corporation	O'Hare CbM
	Courtyard Management Corporation	Oakbrook Terrace CbM
	Courtyard Management Corporation	Rockford CbM,
	Courtyard Management Corporation	St. Charles CbM

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: Illinois cont’d.

	Entity Name	Assumed Name
	Courtyard Management Corporation	Waukegan CbM
	Courtyard Management Corporation	Wood Dale CbM
	CTYD III Corporation	Courtyard by Marriott
	Fairfield FMC, LLC	Bloomington/Normal FibM
	Fairfield FMC, LLC	Chicago Lansing FibM
	Fairfield FMC, LLC	Glenview FibM
	Fairfield FMC, LLC	Peoria FibM
	Fairfield FMC, LLC	Rockford FibM
	Fairfield FMC, LLC	Willowbrook FibM
	Marriott Hotel Services, Inc.	Chicago Deerfield Marriott Suites
	Marriott Hotel Services, Inc.	Chicago Marriott Downtown Hotel
	Marriott Hotel Services, Inc.	Chicago Marriott Oakbrook Hotel
	Marriott Hotel Services, Inc.	Lincolnshire Catering
	Marriott Hotel Services, Inc.	Oak Brook Hills Marriott Resort
	Marriott International, Inc.	Chicago Marriott O'Hare
	Marriott Ownership Resorts, Inc.	HMVC
	Marriott Ownership Resorts, Inc.	MVCI
	Renaissance Hotel Operating Company	Renaissance Oak Brook Hotel, Renaissance Chicago Hotel
	Residence Inn by Marriott, LLC	Chicago Downtown RI
	Residence Inn by Marriott, LLC	Chicago Lombard RI
	Residence Inn by Marriott, LLC	Chicago O'Hare RI
	Residence Inn by Marriott, LLC	Deerfield RI

State: Indiana

	Entity Name	Assumed Name
	Courtyard Management Corporation	Courtyard by Marriott
	CTYD III Corporation	Courtyard by Marriott
	Fairfield FMC, LLC	Fort Wayne FibM
	Fairfield FMC, LLC	Indianapolis Castleton FibM
	Fairfield FMC, LLC	Indianapolis College Park FibM
	Residence Inn by Marriott, LLC	Fort Wayne RI
	Residence Inn by Marriott, LLC	Indianapolis North RI

State: Iowa

	Entity Name	Assumed Name
	Courtyard Management Corporation	Des Moines/Clive CbM
	Courtyard Management Corporation	Quad Cities CbM
	CTYD III Corporation	Courtyard by Marriott
	Fairfield FMC, LLC	Cedar Rapids FibM
	Fairfield FMC, LLC	Des Moines FibM

State: Kentucky

	Entity Name	Assumed Name
	Courtyard Management Corporation	Courtyard by Marriott
	CTYD III Corporation	Courtyard by Marriott
	Fairfield FMC, LLC	Florence FibM
	Fairfield FMC, LLC	Louisville East FibM
	Marriott Ownership Resorts, Inc.	HMVC
	Marriott Ownership Resorts, Inc.	MVCI

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: Kentucky cont’d.
	Entity Name	Assumed Name
	Marriott Resorts Hospitality Corporation	MVCI One
	Marriott Resorts, Travel Company, Inc.	MVCI Two
	Residence Inn by Marriott, LLC	Lexington North RI
	Residence Inn by Marriott, LLC	Louisville RI

State: Louisiana
	Entity Name	Assumed Name
	Courtyard Management Corporation	Baton Rouge CbM
	Courtyard Management Corporation	Courtyard by Marriott (Metarie, LA)
	CTYD III Corporation	Courtyard by Marriott
	Renaissance Hotel Management Company	Renaissance Pere Marquette Hotel
	Residence Inn by Marriott, LLC	Bossier City RI
	SpringHill SMC, LLC	Springhill Suites by Marriott

State: Maine
	Entity Name	Assumed Name
	Fairfield FMC, LLC	Portland FibM
	Marriott Resorts Title Company, Inc.	Marriott Resorts Title, Inc.

State: Maryland
	Entity Name	Assumed Name
	Courtyard Management Corporation	Courtyard by Marriott
	CTYD III Corporation	Courtyard by Marriott
	Marriott Hotel Services, Inc.	Bethesda Marriott Hotel
	Marriott Hotel Services, Inc.	Washington Gaithersburg Marriott Hotel
	Marriott International, Inc.	Courtyard by Marriott
	Marriott Ownership Resorts, Inc.	MVCI
	Marriott Resorts Hospitality Corporation	MVCI
	Marriott Resorts, Travel Company, Inc.	MVCI
	Residence Inn by Marriott, LLC	Annapolis RI
	Residence Inn by Marriott, LLC	Bethesda RI

State: Massachusetts
	Entity Name	Assumed Name
	Courtyard Management Corporation	Boston Tremont Courtyard
	Courtyard Management Corporation	Lowell CbM
	Courtyard Management Corporation	Milford CbM
	Courtyard Management Corporation	Stoughton CbM
	Marriott Hotel Services, Inc.	Marriott Long Wharf
	Marriott Ownership Resorts, Inc.	MVCI
	Marriott Resorts Hospitality Corporation	MVCI.
	Renaissance Hotel Operating Company	Renaissance Bedford Hotel
	Residence Inn by Marriott, LLC	Boston Tewksbury/Andover RI
	Residence Inn by Marriott, LLC.	Boston-Westborough RI
	Residence Inn by Marriott, LLC	Cambridge RI
	Residence Inn by Marriott, LLC	Danvers RI (aka/ Boston-North Shore)
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton Boston Common
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Boston

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: Michigan
	Entity Name	Assumed Name
	Courtyard Management Corporation	Auburn Hills CbM
	Courtyard Management Corporation	Dearborn CbM
	Courtyard Management Corporation	Detroit Airport CbM
	Courtyard Management Corporation	Detroit/Novi CbM
	Courtyard Management Corporation	Livonia CbM
	Courtyard Management Corporation	Southfield CbM
	Courtyard Management Corporation	Troy CbM
	Courtyard Management Corporation	Warren CbM
	Detroit Hotel Services, LLC	Detroit Marriott at Renaissance Center
	Detroit MHS, LLC	Detroit Marriott at Renaissance Center
	Fairfield FMC, LLC	Detroit Airport FibM
	Fairfield FMC, LLC	Detroit Madison FibM
	Fairfield FMC, LLC	Detroit Warren FibM
	Fairfield FMC, LLC	Detroit West FibM
	Fairfield FMC, LLC	Kalamazoo FibM
	Marriott Hotel Services, Inc.	Detroit Metro Airport Marriott Hotel
	Marriott Hotel Services, Inc.	Detroit Romulus Marriott Hotel
	Marriott International, Inc.	Courtyard by Marriott, Fairfield Inn
	Residence Inn by Marriott, LLC	Ann Arbor RI
	Residence Inn by Marriott, LLC	Dearborn RI
	Residence Inn by Marriott, LLC	East Lansing RI
	Residence Inn by Marriott, LLC	Grand Rapids RI
	Residence Inn by Marriott, LLC	Kalamazoo RI
	Residence Inn by Marriott, LLC	Southfield Michigan RI
	Residence Inn by Marriott, LLC	Troy Central RI
	Residence Inn by Marriott, LLC	Troy South RI
	Residence Inn by Marriott, LLC	Warren RI

State: Minnesota
	Entity Name	Assumed Name
	Courtyard Management Corporation	Eden Prairie CbM
	Courtyard Management Corporation	Mendota Heights CbM
	Marriott Hotel Services, Inc.	Minneapolis City Center Marriott Hotel
	Marriott Ownership Resorts, Inc.	HMVC
	Marriott Ownership Resorts, Inc.	MVCI
	Marriott Resorts Hospitality Corporation	MVCI
	Marriott Resorts, Travel Company, Inc.	MVCI
	Residence Inn by Marriott, LLC	Eden Prairie RI

State: Missouri

	Entity Name	Assumed Name
	Courtyard Management Corporation	Creve Coeur CbM
	Courtyard Management Corporation	Earth City CbM
	Courtyard Management Corporation	Kansas City Airport CbM
	Courtyard Management Corporation	South Kansas City CbM
	Courtyard Management Corporation	St. Louis CbM
	Courtyard Management Corporation	St. Louis-Westport CbM
	CRTM17 Tenant Corporation	St. Louis Airport Marriott Hotel
	Fairfield FMC, LLC	St. Louis Hazelwood FibM

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: Missouri cont’d.
	Entity Name	Assumed Name
	Marriott Hotel Services, Inc.	Kansas City Airport Marriott
	Marriott Hotel Services, Inc.	St. Louis Airport Marriott
	Marriott Hotel Services, Inc.	St. Louis Pavilion Marriott Hotel
	Marriott Hotel Services, Inc.	Tan-Tar-A Marriott Resort
	Marriott Ownership Resorts, Inc.	Big Time Tickets
	Marriott Ownership Resorts, Inc.	HMVC
	Renaissance Hotel Operating Company	Renaissance St. Louis Hotel Airport
	Residence Inn by Marriott, LLC	St. Louis Chesterfield RI
	Residence Inn by Marriott, LLC	St. Louis Galleria RI
	Residence Inn by Marriott, LLC	St. Louis Westport RI

State: Nebraska
	Entity Name	Assumed Name
	Marriott Ownership Resorts, Inc.	HMVC
	Residence Inn by Marriott, LLC	Omaha Central RI

State: Nevada
	Entity Name	Assumed Name
	Courtyard Management Corporation	Courtyard by Marriott
	CTYD III Corporation	Courtyard by Marriott
	Fairfield FMC, LLC	Las Vegas FibM
	Marriott Ownership Resorts, Inc.	MVCI
	Marriott Ownership Resorts, Inc.	Marriott’s Grand Chateau
	Marriott Resorts Hospitality Corporation	MVCI
	Marriott Resorts, Travel Company, Inc.	MVCI
	MI Hotels of Las Vegas, Inc.	Courtyard by Marriott
	MI Hotels of Las Vegas, Inc.	Grand Chateau
	MI Hotels of Las Vegas, Inc.	Las Vegas Marriott Suites
	MI Hotels of Las Vegas, Inc.	Marriott’s Grand Chateau
	MI Hotels of Las Vegas, Inc.	Marriott Resorts Hospitality Corporation
	MI Hotels of Las Vegas, Inc.	Residence Inn by Marriott
	Residence Inn by Marriott, LLC	Las Vegas Hughes Center
	Residence Inn by Marriott, LLC	Las Vegas RI
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Lake Las Vegas

State: New Hampshire
	Entity Name	Assumed Name
	Courtyard Management Corporation	Courtyard by Marriott Nashua
	Fairfield FMC, LLC	Merrimack Fairfield FibM
	Marriott Hotel Services, Inc.	Nashua Marriott Hotel
	Marriott Ownership Resorts, Inc.	MVCI
	Marriott Resorts Hospitality Corporation	MVCI
	Marriott Resorts, Travel Company, Inc.	MVCI

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: New Jersey

	Entity Name	Assumed Name
	Courtyard Management Corporation	Courtyard by Marriott
	CTYD III Corporation	Courtyard by Marriott
	Marriott Hotel Services, Inc.	Bridgewater Marriott Hotel
	Marriott Hotel Services, Inc.	Glenpoint Marriott Hotel
	Marriott Hotel Services, Inc.	Hanover Marriott Hotel
	Marriott Hotel Services, Inc.	Marriott's Seaview Golf Resort
	Marriott Hotel Services, Inc.	Newark Airport Marriott Hotel
	Marriott Hotel Services, Inc.	Park Ridge Marriott Hotel
	Marriott Hotel Services, Inc.	Princeton Marriott Hotel
	Marriott Hotel Services, Inc.	Somerset Marriott Hotel
	Marriott Hotel Services, Inc.	The Lafayette Yard Marriott Conference Hotel
	Marriott Ownership Resorts, Inc.	HMVC
	Marriott Ownership Resorts, Inc.	MVCI
	Marriott Resorts Hospitality Corporation	Horizons By Marriott Vacation Club
	Marriott Resorts Hospitality Corporation	MVCI
	Marriott Resorts, Travel Company, Inc.	MVCI

State: New Mexico
	Entity Name	Assumed Name
	Courtyard Management Corporation	Courtyard by Marriott
	CTYD III Corporation	Courtyard by Marriott
	Residence Inn by Marriott, Inc.	Santa Fe RI, Albuquerque RI

State: New York
	Entity Name	Assumed Name
	Courtyard Management Corporation	Fishkill CbM
	Courtyard Management Corporation	Midtown East Courtyard
	Courtyard Management Corporation	Poughkeepsie CbM
	Courtyard Management Corporation	Rochester CbM
	Courtyard Management Corporation	Rye CbM
	Courtyard Management Corporation	Syracuse CbM
	Courtyard Management Corporation	Tarrytown CbM
	Fairfield FMC, LLC	Lancaster FibM
	Fairfield FMC, LLC	Syracuse FibM
	Marriott Hotel Services, Inc.	Long Island Marriott Hotel
	Marriott Hotel Services, Inc.	New York Brooklyn Marriott
	Marriott Hotel Services, Inc.	New York Marriott Financial Center Hotel
	Marriott Hotel Services, Inc.	Westchester Marriott Hotel
	Marriott International, Inc.	LaGuardia Marriott
	Marriott International, Inc.	Long Island Marriott Hotel and Conference Center
	Marriott International, Inc.	Marriott's Wind Watch Hotel and Golf Club
	Marriott International, Inc.	New York Marriott East Side
	Marriott International, Inc.	New York Marriott Financial Center Hotel
	Marriott International, Inc.	New York Marriott Marquis Hotel
	Marriott International, Inc.	Westchester Marriott
	Marriott Kauai Ownership Resorts, Inc.	MVCI
	Marriott Ownership Resorts, Inc.	HMVC
	Marriott Ownership Resorts, Inc.	MVCI
	Marriott Resorts Hospitality Corporation	Horizons by Marriott Vacation Club
	Residence Inn by Marriott, LLC	East Syracuse RI

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: North Carolina
	Entity Name	Assumed Name
	Courtyard Management Corporation	Charlotte Arrowood CbM
	Courtyard Management Corporation	Charlotte South Park CbM
	Courtyard Management Corporation	Charlotte University CbM
	Courtyard Management Corporation	Fayetteville CbM
	Courtyard Management Corporation	Greensboro CbM
	Courtyard Management Corporation	Raleigh Airport CbM
	Courtyard Management Corporation	Raleigh CbM
	Courtyard Management Corporation	Raleigh-Cary CbM
	CTYD III Corporation	Courtyard by Marriott
	Fairfield FMC, LLC	Charlotte Airport FibM
	Fairfield FMC, LLC	Charlotte Northeast FibM
	Fairfield FMC, LLC	Durham FibM
	Fairfield FMC, LLC	Fayetteville FibM
	Fairfield FMC, LLC	Greensboro Highpoint FibM
	Fairfield FMC, LLC	Raleigh Northeast FibM
	Fairfield FMC, LLC	Rocky Mount FibM
	Fairfield FMC, LLC	Wilmington FibM
	Marriott Ownership Resorts, Inc.	MVCI
	Marriott Resorts Hospitality Corporation	MVCI
	Marriott Resorts, Travel Company, Inc.	MVCI
	Residence Inn by Marriott, LLC	Charlotte North RI
	Residence Inn by Marriott, LLC	Durham RI, Greensboro RI
	Residence Inn by Marriott, LLC	Raleigh RI
	Residence Inn by Marriott, LLC	Winston-Salem RI
	WEC 99C-8 LLC	WEC 99C-8 LLC

State: Ohio
	Entity Name	Assumed Name
	Courtyard Management Corporation	Blue Ash CbM
	Courtyard Management Corporation	Dayton Mall CbM
	Courtyard Management Corporation	Dublin CbM
	Courtyard Management Corporation	Toledo CbM
	Courtyard Management Corporation	Worthington CbM
	Fairfield FMC, LLC	Akron FibM
	Fairfield FMC, LLC	Cincinnati Sharonville FibM
	Fairfield FMC, LLC	Cleveland Brook Park FibM
	Fairfield FMC, LLC	Cleveland Willoughby FibM
	Fairfield FMC, LLC	Columbus North FibM
	Fairfield FMC, LLC	Columbus West FibM
	Fairfield FMC, LLC	Dayton FibM
	Fairfield FMC, LLC	Toledo Holland FibM
	Marriott International, Inc.	Fairfield Inn
	Marriott Ownership Resorts, Inc.	HMVC
	Marriott Ownership Resorts, Inc.	MVCI
	Marriott Resorts Hospitality Corporation	MVCI
	Marriott Resorts, Travel Company, Inc.	MVCI
	Residence Inn by Marriott, LLC	Akron RibM
	Residence Inn by Marriott, LLC	Blue Ash RibM
	Residence Inn by Marriott, LLC	Cincinnati North RibM

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: Ohio cont’d.
	Entity Name	Assumed Name
	Residence Inn by Marriott, LLC	Columbus East RibM
	Residence Inn by Marriott, LLC	Dayton North RibM
	Residence Inn by Marriott, LLC	Dayton South RibM
	Residence Inn by Marriott, LLC	Dublin Ohio RibM
	Residence Inn by Marriott, LLC	Toledo RibM

State: Oklahoma
	Entity Name	Assumed Name
	Courtyard Management Corporation	Oklahoma City CbM
	Marriott Hotel Services, Inc.	Oklahoma City Marriott Hotel
	Residence Inn by Marriott, LLC	Oklahoma City RI

State: Oregon
	Entity Name	Assumed Name
	Courtyard Management Corporation	Portland CbM
	Marriott Hotel Services, Inc.	Portland Marriott Hotel
	Marriott Ownership Resorts, Inc.	MVCI
	Marriott Resorts Hospitality Corporation	MVCI
	Marriott Resorts, Travel Company, Inc.	MVCI

State: Pennsylvania
	Entity Name	Assumed Name
	Courtyard Management Corporation	Devon CbM
	Courtyard Management Corporation	Philadelphia CbM
	Courtyard Management Corporation	Pittsburgh CbM
	Courtyard Management Corporation	Valley Forge CbM
	Courtyard Management Corporation	Willow Grove CbM
	Fairfield FMC, LLC	Harrisburg West FibM
	Fairfield FMC, LLC	Pittsburgh/Warrendale FibM
	Marriott Hotel Services, Inc.	Philadelphia Airport Marriott Hotel
	Marriott Hotel Services, Inc.	Philadelphia Marriott Hotel
	Marriott Hotel Services, Inc.	Philadelphia Marriott West
	Residence Inn by Marriott, LLC	Berwyn RI
	Residence Inn by Marriott, LLC	Greentree RI
	Residence Inn by Marriott, LLC	Philadelphia Airport RI
	Residence Inn by Marriott, LLC	Willow Grove RI

State: Puerto Rico
	Entity Name	Assumed Name
	MVCI Puerto Rico, Inc.	Marriott Vacation Club International

State: Rhode Island
	Entity Name	Assumed Name
	Courtyard Management Corporation	Middletown CbM
	Marriott Ownership Resorts, Inc.	MVCI

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: South Carolina
	Entity Name	Assumed Name
	Courtyard Management Corporation	Columbia NW CbM
	Fairfield FMC, LLC	Greenville FibM
	Fairfield FMC, LLC	Hilton Head FibM
	Marriott Ownership Resorts, Inc.	MVCI
	Marriott Resorts Hospitality Corporation	MVCI
	Marriott Resorts, Travel Company, Inc.	MVCI
	Residence Inn by Marriott, LLC	Columbia RI

State: Tennessee
	Entity Name	Assumed Name
	Courtyard Management Corporation	Brentwood CbM
	Courtyard Management Corporation	Chattanooga CbM
	Courtyard Management Corporation	Memphis Airport CbM
	Courtyard Management Corporation	Nashville Airport CbM,
	Courtyard Management Corporation	Park Avenue, Memphis CbM
	Fairfield FMC, LLC	Chattanooga FibM
	Fairfield FMC, LLC	Jackson FibM
	Fairfield FMC, LLC	Johnson City FibM
	Marriott Hotel Services, Inc.	Nashville Airport Marriott Hotel
	Marriott International, Inc.	Fairfield Inn
	Marriott Ownership Resorts, Inc.	HMVC
	Residence Inn by Marriott, LLC	Maryland Farms RibM
	Residence Inn by Marriott, LLC	Memphis RibM

State: Texas
	Entity Name	Assumed Name
	Courtyard Management Corporation	Addison CbM
	Courtyard Management Corporation	Addison/Quorum Courtyard
	Courtyard Management Corporation	Arlington CbM
	Courtyard Management Corporation	Bedford CbM
	Courtyard Management Corporation	Courtyard Dallas Central Expressway
	Courtyard Management Corporation	Courtyard Houston Downtown
	Courtyard Management Corporation	Dallas North Park CbM
	Courtyard Management Corporation	Dallas Northeast CbM
	Courtyard Management Corporation	Dallas Stemmons CbM
	Courtyard Management Corporation	DFW Courtyard North
	Courtyard Management Corporation	Fort Worth CbM
	Courtyard Management Corporation	Houston Downtown CbM
	Courtyard Management Corporation	Las Colinas CbM
	Courtyard Management Corporation	LBJ@Josey CbM
	Courtyard Management Corporation	Plano CbM
	Courtyard Management Corporation	San Antonio Airport CbM
	Courtyard Management Corporation	San Antonio CbM
	Courtyard Management Corporation	San Antonio Medical Center CbM
	Courtyard Management Corporation	The Campbell Club
	CTYD III Corporation	Courtyard by Marriott
	Fairfield FMC, LLC	Arlington Fairfield Suites
	Marriott Hotel Services, Inc.	Dallas Marriott Quorum
	Marriott Hotel Services, Inc.	Houston Airport Marriott

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: Texas cont’d.
	Entity Name	Assumed Name
	Marriott Kauai Ownership Resorts, Inc.	MVCI
	Marriott Ownership Resorts, Inc.	HMVC
	Marriott Ownership Resorts, Inc.	MVCI
	Marriott Resorts Hospitality Corporation	MVCI
	Marriott Resorts, Travel Company, Inc.	MVCI
	Residence Inn by Marriott, LLC	Dallas Central Expressway RI
	Residence Inn by Marriott, LLC	Dallas Market Center RI
	Residence Inn by Marriott, LLC	Houston Astrodome RI
	Residence Inn by Marriott, LLC	Houston Clear Lake RI
	Residence Inn by Marriott, LLC	Houston Southwest RI
	Residence Inn by Marriott, LLC	Las Colinas RI
	Residence Inn by Marriott, LLC	Lubbock RI
	Residence Inn by Marriott, LLC	Residence Inn Houston Downtown
	Residence Inn by Marriott, LLC	Richardson RI
	Residence Inn by Marriott, Inc.	San Antonio RI
	Residence Inn by Marriott, LLC	San Antonio RI
	Residence Inn by Marriott, LLC	Tyler RI
	SpringHill SMC, LLC	Addison Springhill Suites
	SpringHill SMC, LLC	Arlington Springhill Suites
	SpringHill SMC, LLC	Fort Worth University
	TownePlace Management, LLC	Houston Clearlake TownePlace Suites

State: Utah
	Entity Name	Assumed Name
	Marriott Kauai Ownership Resorts, Inc.	MVCI
	Marriott Ownership Resorts, Inc.	Marriott's Mountainside Resort
	Marriott Ownership Resorts, Inc.	Marriott's Summit Watch Resort
	Marriott Ownership Resorts, Inc.	MVCI
	Marriott Resorts Hospitality Corporation	MVCI
	Marriott Resorts, Travel Company, Inc.	MVCI
	Residence Inn by Marriott, LLC	Residence Inn at the Cottonwoods

State: Vermont
	Entity Name	Assumed Name
	Fairfield FMC, LLC	Burlington Colchester FibM

State: Virginia
	Entity Name	Assumed Name
	Courtyard Management Corporation	Brookfield CbM
	Courtyard Management Corporation	Charlottesville CbM
	Courtyard Management Corporation	Courtyard by Marriott
	Courtyard Management Corporation	Courtyard by Marriott
	Courtyard Management Corporation	Dulles South CbM
	Courtyard Management Corporation	Dulles Town Center CbM
	Courtyard Management Corporation	Dunn Loring Fairfax Courtyard
	Courtyard Management Corporation	Fair Oaks CbM
	Courtyard Management Corporation	Herndon CbM,
	Courtyard Management Corporation	Manassas CbM
	Courtyard Management Corporation	Richmond Innsbrook CbM

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: Virginia cont’d.
	Entity Name	Assumed Name
	Courtyard Management Corporation	Rosslyn CbM
	Marriott Hotel Services, Inc.	Berry Hill Conference Center
	Marriott Hotel Services, Inc.	CC Bistro
	Marriott Hotel Services, Inc.	Crystal City Marriott at Regan National
	Marriott Hotel Services, Inc.	Crystal City Marriott Hotel
	Marriott Hotel Services, Inc.	Marriott's Westfields Conference Center
	Marriott Hotel Services, Inc.	Westfield's Golf Club (Fairfax file date)
	Marriott Hotel Services, Inc.	Westfield's Marriott
	Marriott Ownership Resorts, Inc.	MVCI
	Marriott Resorts Hospitality Corporation	MVCI
	Marriott Resorts Hospitality Corporation	Tidewater's Sweets and Sundries
	Marriott Resorts, Travel Company, Inc.	MVCI
	Residence Inn by Marriott, LLC	Herndon RI
	Residence Inn by Marriott, LLC	Residence Inn Alexandria - Old Town
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Tysons Corner

State: Washington
	Entity Name	Assumed Name
	Courtyard Management Corporation	Courtyard by Marriott
	CTYD III Corporation	Courtyard by Marriott
	Marriott Hotel Services, Inc.	Seattle Waterfront Marriott
	Marriott Ownership Resorts, Inc.	MVCI
	Marriott Resorts Hospitality Corporation	MVCI
	Residence Inn by Marriott, , LLC	Residence Inn Redmond
	SpringHill SMC, LLC	Seattle Downtown Springhill Suites
	SpringHill SMC, LLC	Seattle South Renton Springhill
	TownePlace Management, LLC	Seattle South Renton TownePlace Suites

State: Wisconsin
	Entity Name	Assumed Name
	Fairfield FMC, LLC	Madison FibM
	Fairfield FMC, LLC	Milwaukee FibM
	Residence Inn by Marriott, LLC	Green Bay RI

Exhibit 21